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INDEPENDENT AUDITORS' CONSENT
___________________________________________________________________

The Board of Directors and Shareholders
IDS Tax-Exempt Bond Fund, Inc.:



We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings
"Financial Highlights" in Part A and "INDEPENDENT AUDITORS" in Part B of the Registration Statement.



                                                 KPMG Peat Marwick LLP



Minneapolis, Minnesota
January 5, 1996